UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2007

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On November 19, 2007, Next, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with C.W. (Bill) Reed (the “Purchaser”), a director of the Company, pursuant to which the Company issued 2,173,913 shares of common stock (the “Shares”) and a warrant (the “Warrant”) for the purchase of up to 1,087,500 shares of common stock (the “Warrant Shares”) (the Shares, the Warrant and the Warrant Shares are referred to herein collectively as the “Securities”) for an aggregate offering price of $500,000 in cash.  The Warrant is exercisable, in whole or in part, at any time and from time to time for a period of seven years following the date of issuance and has an exercise price equal to (i) $0.35 per share for the first five years thereof and (ii) $0.50 per share for the remaining two years thereof.  The exercise price and the number of Warrant Shares issuable upon exercise of the Warrant are subject to adjustment as provided in the Warrant.  Under the terms of the Purchase Agreement, the Purchaser has certain demand registration rights that may be exercised with respect to the Shares and the Warrant Shares.  The offer and sale of the Securities was exempt from registration pursuant to Rule 506 under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) because the Purchaser was an “accredited investor” as defined in Rule 501(a) under the Act, no general solicitation or general advertising was used to sell the Securities, and the Purchaser agreed not to resell the Securities except pursuant to an effective registration statement or an exemption from registration.  A copy of the Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The description of the Purchase Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 99.1 hereto.

On November 21, 2007, the Company entered into an amendment (the “Amendment”) to its Amended and Restated Credit Agreement dated January 31, 2007, as amended (the “Existing Credit Agreement”), by and between the Company and National City Bank (the “Bank”).  Pursuant to the Amendment, the Bank waived any violations of the financial covenants under the Existing Credit Agreement prior to date of the Amendment, the maturity date of the Company’s line of credit facility was changed to November 30, 2008, the advance rate on eligible raw materials was decreased to 55%, the interest rate was increased to prime plus a percentage ranging from .75% to .25% (depending on certain financial ratios), an over-advance line of credit was extinguished, and certain financial ratios and covenants were revised, including the addition of a covenant providing for minimum levels of EBITDA plus equity or subordinated capital injections.  In connection with the closing of the transactions contemplated by the Amendment, the Company executed and delivered a replacement promissory note evidencing its $7,500,000 line of credit with the Bank and certain limited personal guarantees were confirmed.  A copy of the Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.  The description of the Amendment in this Item 1.01 is qualified in its entirety by reference to Exhibit 99.2 hereto.

Item 3.02.

Unregistered Sale of Equity Securities.

The disclosure in the first paragraph of Item 1.01 of this Form 8-K is incorporated in this Item 3.02 by reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Securities Purchase Agreement dated November 19, 2007.

99.2

Second Amendment to Amended and Restated Credit Agreement dated November 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

November 26, 2007

By:/s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Securities Purchase Agreement dated November 19, 2007.

99.2

Second Amendment to Amended and Restated Credit Agreement dated November 21, 2007.